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===========================================================================

              	     SECURITIES AND EXCHANGE COMMISSION
                   		   Washington, D.C.  20549

                          			  FORM 8-K

		                         CURRENT REPORT

	                PURSUANT TO SECTION 13 OR 15(D) OF THE
             	       SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 20, 1995

           	      OCCIDENTAL PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)






     DELAWARE                        1-9210           95-4035997
 (State or other jurisdiction      (Commission     (I.R.S. Employer
   of incorporation)                File Number)   Identification No.)


   10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
   (Address of principal executive offices)     (ZIP code)

     Registrant's telephone number, including area code:
            		       (310) 208-8800


===========================================================================



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Item 5.    Other Events

       	   Occidental Petroleum Corporation reported on July 20, 1995 net income of $187 million ($.51 per share) for the second quarter of 1995, compared with a net loss of $19 million ($.12 per share) for the second quarter of 1994. The 1995 income was negatively impacted by pretax charges of $109 million for settlement of litigation. Sales were $2.7 billion for the second quarter of 1995, compared with $2.2 billion for the same period in 1994.

       	   Oil and gas divisional earnings before special items were $79 million for the second quarter of 1995, compared with $25 million for 1994. The 1995 results, after the previously mentioned charges of $109 million for litigation, were a loss of $30 million. The increase in 1995 operating earnings primarily resulted from higher worldwide crude oil production and prices, partially offset by lower domestic natural gas prices.

       	   Natural gas transmission divisional earnings for the second quarter of 1995 were $62 million, compared with earnings before special items of $45 million in 1994. The 1994 earnings, after a benefit of $9 million from a reduction of LIFO inventory, were $54 million. The improvement in 1995 operating earnings resulted primarily from higher transport margins.

       	    Chemical divisional earnings for the second quarter of 1995 were $354 million, compared with $65 million for 1994. The increase in 1995 earnings resulted primarily from higher profit margins for PVC, caustic soda and petrochemicals. Included in the 1995 results is a $40 million pretax gain related to the sale of the polyvinyl chloride facility at Addis, Louisiana.

       	  Unallocated income taxes were $73 million in 1995, compared with $14 million in 1994. The $59 million increase in 1995 resulted primarily from the higher divisional earnings. Unallocated corporate other items were income of $7 million in the second quarter of 1995, compared with expense of $7 million in 1994. The improvement in these items in 1995 primarily reflected higher equity earnings from chemical and oil and gas investments.

       	  For the first six months of 1995, Occidental's net income totaled $365 million or $1.00 per share, compared with a net loss of $59 million for the first six months of 1994. Sales were $5.4 billion for the first six months of 1995, compared with $4.3 billion for the same period in 1994.



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

SUMMARY OF DIVISIONAL NET SALES AND EARNINGS
(Millions, except per-share amounts)

                                   					  Second Quarter           Six Months
			                            	       -----------------    -----------------
Periods Ended June 30                     1995      1994       1995      1994
==================================     =======   =======    =======   =======

DIVISIONAL NET SALES
   Oil and gas                         $   756   $   561    $ 1,461   $ 1,045
   Natural gas transmission                468       479      1,006     1,113
   Chemical                              1,456     1,122      2,928     2,111
   Other                                    (1)        -         (2)       (1)
                            				       -------   -------    -------   -------
      Net sales                        $ 2,679   $ 2,162    $ 5,393   $ 4,268
==================================     =======   =======    =======   =======

DIVISIONAL EARNINGS
   Oil and gas                         $   (30)  $    25    $    30   $    29
   Natural gas transmission                 62        54        137       130
   Chemical                                354        65        661        87
                            				       -------   -------    -------   -------
                                   					   386       144        828       246

UNALLOCATED CORPORATE ITEMS
   Interest expense, net                  (133)     (142)      (277)     (285)
   Income taxes (a)                        (73)      (14)      (198)       (5)
   Other                                     7        (7)        12       (15)
                            				       -------   -------    -------   -------
NET INCOME(LOSS)                           187       (19)       365       (59)

Preferred dividends                        (23)      (19)       (46)      (36)
                            				       -------   -------    -------   -------
Earnings(loss) applicable to
   common stock                        $   164   $   (38)   $   319   $   (95)
                            				       =======   =======    =======   =======

EARNINGS(LOSS) PER COMMON SHARE
   Primary                             $   .51   $  (.12)   $  1.00   $  (.31)
                            				       =======   =======    =======   =======
   Fully diluted                       $   .49   $  (.12)   $   .96   $  (.31)
                            				       =======   =======    =======   =======

AVERAGE COMMON SHARES OUTSTANDING        318.2     311.9      317.8     309.0
==================================     =======   =======    =======   =======

(a) Includes an adjustment to corporate taxes, as quarterly consolidated taxes are computed in accordance with APB Opinion No. 28 and hence are based on projections of total-year income and taxes. Also, includes an offset for charges and credits in lieu of U.S. federal income taxes allocated to the divisions. Divisional earnings in the second quarter of 1995 have benefited from credits allocated by $4 million, $12 million and $7 million at oil and gas, natural gas transmission and chemical, respectively.
    Divisional earnings in the second quarter of 1994 have benefited from credits allocated by $4 million, $12 million and $8 million at oil and gas, natural gas transmission and chemical, respectively.

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

SUMMARY OF OPERATING STATISTICS

                                   					  Second Quarter           Six Months
                             			       -----------------    -----------------
Periods Ended June 30                     1995      1994       1995      1994
==================================     =======   =======    =======   =======

NET OIL, GAS AND LIQUIDS
  PRODUCTION PER DAY
United States
   Crude oil and condensate
     (thousands of barrels)                 66        60         66        59
   Natural gas liquids
     (thousands of barrels)                 12         5         11         5
   Natural gas
     (millions of cubic feet)              632       657        638       629

Other Western Hemisphere
   Crude oil and condensate
     (thousands of barrels)                130       115        126       119

Eastern Hemisphere and other
   Crude oil and condensate
     (thousands of barrels)                 89        53         87        54
   Natural gas
     (millions of cubic feet)              118        58        113        58

NATURAL GAS TRANSMISSION DELIVERIES
Sales (billions of cubic feet)             134       127        308       299
Transportation
  (billions of cubic feet)                 353       352        768       813


CAPITAL EXPENDITURES (millions)        $   220   $   177    $   380   $   513
                            				       =======   =======    =======   =======

DEPRECIATION, DEPLETION AND
  AMORTIZATION OF ASSETS (millions)    $   235   $   224    $   473   $   431
==================================     =======   =======    =======   =======


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                    			  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     			    OCCIDENTAL PETROLEUM CORPORATION
                             				     (Registrant)




DATE: July 20, 1995         S. P. Dominick, Jr.
                     			    --------------------------------
                     			    S. P. Dominick, Jr.,  Vice
                     			    President and Controller
                    	 		    (Chief Accounting and Duly
                     			    Authorized Officer)



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